                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              Earl Scheib, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

EARL SCHEIB, INC.
8737 Wilshire Boulevard
Beverly Hills, California 90211                                             LOGO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
EARL SCHEIB, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EARL SCHEIB, INC. (the "Company") will be held at the Hana Room at the Hotel Nikko located at 465 S. La Cienega Boulevard, Los Angeles, California on August 23, 1996 at 9:30 a.m., for the following purposes:

(1) To elect six directors, each for a term of one year and until their successors shall have been duly elected and qualified.

(2) To approve amendments to the 1994 Performance Employee Stock Option Plan.

(3) To approve amendments to the 1994 Board of Director's Stock Option Plan.

(4) To approve stock option grants to certain senior executives.

(5) To consider and act upon the ratification of the selection of Deloitte & Touche, LLP, as the Company's independent auditors for the fiscal year ended April 30, 1996.

(6) To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on June 26, 1996 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof.

Your attention is called to the Proxy Statement and accompanying Proxy Card. You are requested, whether or not you plan to be present at the meeting, to sign, date and return the Proxy Card in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote your own shares at the meeting.

A copy of the 1996 Annual Report of the Company accompanies this Notice but is not a part of the proxy solicitation material.

                                          By order of the Board of Directors

                                                /s/ YVONNE E. BEATTIE
                                          -----------------------------------
                                                    Yvonne E. Beattie
                                                   Assistant Secretary

Beverly Hills, California
July 26, 1996

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH WILL BE USED AT THE ANNUAL MEETING. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED HEREWITH FOR THAT PURPOSE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

Requests for additional copies of proxy material should be addressed to David I. Sunkin, Vice President and General Counsel, at the office of the Company, 8737 Wilshire Boulevard, Beverly Hills, California 90211, (310) 652-4880 ext. 60. Earl Scheib, Inc. is listed and traded on the American Stock Exchange (Symbol "ESH").

EARL SCHEIB INC.
8737 WILSHIRE BOULEVARD                                              LOGO
BEVERLY HILLS, CALIFORNIA 90211

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 23, 1996

The accompanying proxy is solicited by the Board of Directors of Earl Scheib, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders to be held on August 23, 1996 and any adjournment thereof (the "Meeting"). Shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the Meeting. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

This notice of Annual Meeting and Proxy Statement is being mailed to shareholders on or about July 26, 1996.

VOTING SECURITIES

Only shareholders of record at the close of business on June 26, 1996, are entitled to notice of and to vote at the Meeting, each share having one vote. In electing directors, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to the other proposals to be voted upon, shareholders may vote in favor of a proposal, against a proposal or may abstain from voting. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy, will be voted: FOR the election of all nominees; FOR the proposal to amend the 1994 Performance Employee Stock Option Plan; FOR the proposal to amend the 1994 Board of Directors Stock Option Plan; FOR the proposal to approve stock option grants to certain senior executives and FOR the proposal to ratify the appointment of Deloitte & Touche, LLP as independent auditors. Directors will be elected by a plurality of votes cast by holders of shares of Common Stock voting in person or by proxy at the Meeting. Approval of all other proposals will require the affirmative vote of the holders of a majority of shares of Common Stock voting in person or by proxy at the Meeting. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. On the record date, the Company had issued an outstanding 4,568,228 shares of Common Stock, par value $1.00.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares of the Company's Common Stock beneficially owned as of May 15, 1996, by (i) all persons know to the Company to own more that 5% thereof, (ii) all directors and nominees for director of the Company, and (iii) all directors and officers of the Company as a group:

                                                                       AMOUNT
                                                                     AND NATURE
                                                                         OF          PERCENT OF
                             NAME OF                                 BENEFICIAL      OUTSTANDING
                         BENEFICIAL OWNER                           OWNERSHIP(A)       SHARES
- ------------------------------------------------------------------  ------------     -----------
Dimensional Fund Advisors, Inc....................................      314,700(b)        6.9%
  1229 Ocean Avenue, Suite 650
  Santa Monica, CA 90401
Gabelli Funds, Inc. and affiliates................................      745,260(c)       16.3%
  One Corporate Center
  Rye, NY 10580
Orion Capital Corp................................................      395,400(d)        8.6%
  30 Rockefeller Plaza
  New York, NY 10112
Philip Wm. Colburn................................................        9,500(e)          *

                                                                       AMOUNT
                                                                     AND NATURE
                                                                         OF          PERCENT OF
                             NAME OF                                 BENEFICIAL      OUTSTANDING
                         BENEFICIAL OWNER                           OWNERSHIP(A)       SHARES
- ------------------------------------------------------------------  ------------     -----------
Alexander L. Kyman................................................        6,000(f)          *
Daniel A. Seigel..................................................      450,000(g)        9.8%
Donald R. Scheib..................................................    1,119,684(h)       24.5%
Robert L. Spencer.................................................        6,000(i)          *
Robert Wilkinson..................................................            0             *
All directors, nominees for director and officers as a group (11
  persons)                                                            1,831,160(j)         40%

- ---------------

 *  Indicates ownership of less than 1% of the Company's Common Stock

(a) Except as noted below, each of such beneficial owners exercises sole voting and investment power over all shares shown.

(b) According to a Securities and Exchange Commission Schedule 13G, dated February 7, 1996. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of all 314,700 shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(c) According to a Securities and Exchange Commission Schedule 13D, dated May 13, 1996, Gabelli Funds, Inc. and its affiliates hold all such shares for the benefit of their clients. Gabelli Funds, Inc. claims beneficial ownership of all 745,260 shares except for 9,460 shares owned by Mario J. Gabelli as an individual.

(d) According to a Securities and Exchange Commission Form 4 dated June 6, 1996.

(e) Includes 4,500 shares owned outright and 5,000 shares which may be acquired upon the exercise of directors stock options which are presently exercisable or which will become exercisable on or before August 23, 1996.

(f) Includes 1,000 shares owned by a trust of which Mr. Kyman is one of two trustees and 5000 of which may be acquired upon the exercise of directors stock options which are presently exercisable or which will become exercisable on or before August 23, 1996.

(g) Includes 100,000 shares owned outright and 350,000 shares which may be acquired upon the exercise of stock options which are presently exercisable or which will become exercisable on or before August 23, 1996. See Proposal
    (4) for more detailed information.

(h) Mr. Scheib is one of two successor co-executors of the estate of Earl A. Scheib (the "Estate") which owns, as of May 15, 1996, 1,099,684 shares over which Mr. Scheib shares investment and voting power. On February 16, 1995, the Estate executed a Stock Pledge Agreement ("Stock Pledge Agreement") with a bank whereby the Estate pledged all of its then owned shares to the bank to secure indebtedness owed by the Estate to the bank. In the event of a default under the Stock Pledge Agreement, a change in control of the Company may result. (For further information, see "Certain Transactions with Related Parties"). The amount also includes 20,000 shares which may be acquired upon the exercise of stock options which are presently exercisable or which will become exercisable on or before August 23, 1996.

(i) Includes 1,000 shares owned outright and 5,000 shares which may be acquired upon the exercise of directors stock options which are presently exercisable or which will become exercisable on or before August 23, 1996.

(j) Includes 571,650 shares which may be acquired upon the exercise of stock options which are presently exercisable or which will be come exercisable on or before August 23, 1996.

ELECTION OF DIRECTORS

Six persons are to be elected to the Board of Directors, each for a term of one year, commencing on the date of the Meeting and continuing until the Annual Meeting of Shareholders to be held in August 1997 and until their successors have been duly elected and qualified. The persons named below will be nominated to serve until the 1997 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Of the six nominees, Donald R. Scheib as the successor co-executor for the estate of Earl A. Scheib and Daniel A. Seigel may be deemed "controlling persons" of the Company.

All of the nominees are currently serving as directors of the Company. In the event that any nominee for director would become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

INFORMATION CONCERNING DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS

The following table sets forth the principal occupation or employment and principal business of the employer, if any, of each director and nominee for director of the Company, as well as his age, business experience, other directorships held by him and the period during which he has previously served as director of the Company:

                NAME, AGE                     PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS;
           AND PRESENT POSITION                 OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
- ------------------------------------------  -------------------------------------------------
Daniel A. Seigel, 54                        A director since November 1994 when Mr. Seigel
  President and Chief                       was employed as the Company's President and Chief
  Executive Officer, Director               Executive Officer. From March 1993 through 1994,
                                            Mr. Seigel was President and Chief Executive
                                            Officer of Thrifty Corporation (retail drug
                                            stores and sporting goods). Prior to that and
                                            since March 1990, Mr. Seigel was the President of
                                            Thrifty Corporation. Prior to joining Thrifty
                                            Corporation and since 1986, Mr. Seigel served as
                                            President, Chief Executive Officer and a director
                                            of Pacific Energy, an alternative energy
                                            subsidiary of Pacific Enterprises. Mr. Seigel is
                                            a director of MC Sports Company and Gart Sports
                                            (sporting goods retailers).
Philip Wm. Colburn, 67                      A director since June 1992, Mr. Colburn has more
  Director                                  than 30 years experience in the automotive
                                            industry. Since March 1988, Mr. Colburn has
                                            served as the Chairman of the Board of the Allen
                                            Group, Inc., which is a manufacturer of
                                            telecommunications products and listed on the New
                                            York Stock Exchange. From March 1988 to January
                                            1992, Mr. Colburn also served as the Chief
                                            Executive Officer of the Allen Group, Inc. He has
                                            been a director of the Allen Group, Inc. since
                                            1973. Mr. Colburn is a Director of Superior
                                            Industries International (custom auto
                                            accessories), TransPro, Inc. (manufacturer and
                                            supplier of automotive components and systems)
                                            and Spinnaker Industries, Inc. (specialty
                                            adhesive-backed materials). Mr. Colburn is a
                                            member of the Company's Audit Committee and is
                                            Chairman of the Compensation Committee.

                NAME, AGE                     PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS;
           AND PRESENT POSITION                 OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
- ------------------------------------------  -------------------------------------------------
Alexander L. Kyman, 66                      A director since August 1994, Mr. Kyman from 1984
  Director                                  to 1992 was President of City National Bank (com-
                                            mercial bank). From 1992 through 1993, Mr. Kyman
                                            was Vice Chairman of City National Bank. Mr.
                                            Kyman is a Director of DEP Corporation (personal
                                            care products). Currently, Mr. Kyman is a
                                            business and financial consultant. Mr. Kyman is a
                                            member of the Company's Audit Committee and
                                            Compensation Committee.
Donald R. Scheib, 60                        A director since 1966, Mr. Scheib was the
  Chairman of the Board                     President and Chief Executive Office of the
                                            Company from 1992 through 1994. For more than
                                            five years prior thereto, Mr. Scheib served the
                                            Company as its Vice President, in charge of the
                                            Western Region.
Robert L. Spencer, 78                       A director since 1990, Mr. Spencer has been for
  Director                                  more than the last five years self-employed with
                                            Spencer Associates which is engaged in merger and
                                            acquisition and financial services consultation.
                                            Mr. Spencer is Chairman of the Company's Audit
                                            Committee.
Robert F. Wilkinson, 62                     A director since 1994, Mr. Wilkinson is currently
  Director                                  a business and financial consultant. From 1990
                                            through 1995, Mr. Wilkinson was President and
                                            Chief Executive Officer of Sinclair Paint Co.
                                            (paint manufacturer and distributor). Prior to
                                            that and for more than twenty years, Mr.
                                            Wilkinson held various senior executive positions
                                            with PPG Industries in its coating and resins
                                            division. Mr. Wilkinson is a member of the
                                            Company's Compensation Committee.

THE BOARD OF DIRECTORS

MEETINGS, ORGANIZATIONS AND REMUNERATION

During the fiscal year ended April 30, 1996, the Board of Directors met four (4) times. For their services on the Board during the 1996 fiscal year, non-employee directors were paid $18,000 as a retainer which includes compensation for all regular meetings. Non-employee directors receive an additional $1,000 for each special meeting, if any, attended in person. Members of the Audit Committee and the Compensation Committee receive $500 for each meeting attended in person. The Board of Directors had no standing nominating committee in the 1996 fiscal year. For the 1997 fiscal year, the Board formed a nominating committee which consists of Donald R. Scheib and Philip Wm. Colburn. Each director attended at least 75% of all Board and applicable committee meetings.

AUDIT COMMITTEE

The Audit Committee recommends to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of the Company's books and records; reviews with such accounting firm the scope and results of the annual audit; reviews the performance of such independent accountants with regard to the adequacy of the Company's system of internal accounting controls; and reviews fees charged by the independent accountants for professional services.

The Company's independent public accountants are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. The Audit Committee consists of three non-employee directors, Messrs. Robert Spencer, who acts as Chairman, Philip Wm. Colburn and Alexander L. Kyman. The Committee met two (2) times during the fiscal year ended April 30, 1996.

COMPENSATION COMMITTEE

The Compensation Committee reviews and approves all salary arrangements and other remuneration for officers of the Company. The Compensation Committee consists of three non-employee directors, Messrs. Philip Wm. Colburn, who acts as Chairman, Robert Wilkinson and Alexander L. Kyman. The Compensation Committee met one (1) time and took various action by unanimous written consent during the fiscal year ended April 30, 1996.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the year. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

EXECUTIVE COMPENSATION

The following tables and narrative text discuss the compensation paid in the fiscal year ended April 30 1996, and the two prior fiscal years to the Company's Chief Executive Officer and the Company's other executives officers whose disclosure of compensation is required pursuant to the rules of the Securities and Exchange Commission (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                  ALL OTHER
                    NAME AND                  FISCAL     SALARY       BONUS      COMPENSATION
               PRINCIPAL POSITION              YEAR      ($)(1)        ($)           ($)
    -----------------------------------------------------------------------------------------
    Daniel A. Seigel                           1996      250,000     120,000
    President and Chief                        1995      111,743           0
    Exeuctive Officer(2)
    Christian K. Bement                        1996      170,000      60,000
    Executive Vice President &                 1995       42,500           0
    Chief Operating Officer(3)
    John K. Minnihan                           1996      161,480           0        28,735(5)
    Vice President Finance(4)                  1995      161,480           0        28,735
                                               1994      161,480           0              (6)

- ---------------

(1) The Company maintains a non-qualified Supplement Employee Retirement Plan ("SERP") for selected employees of the Company, including officers. The plan is voluntarily funded by the Company through life insurance policies on the participants. Participants contribute a portion of the cost of this plan through deferred salary compensation agreements with the Company. Of the Named Executives, only Mr. Minnihan is eligible to participate in the SERP for the 1996 fiscal year and he deferred $6,625 of his salary which was contributed toward this cost of the SERP.

(2) Mr. Seigel serves the Company pursuant to an employment agreement dated as of November 18, 1994 which provides for his employment as President and Chief Executive Officer. Mr. Seigel's annual salary is $250,000 and serves at the discretion of the Company. Mr. Seigel is entitled to termination benefits under certain circumstances. Compensation for the 1995 fiscal year represents 5 1/2 months of service.

(3) Compensation for the 1995 fiscal year represents 3 months of service.

(4) On April 29, 1996, Mr. Minnihan resigned as Chief Financial Officer of the Company. Mr. Minnihan serves in his current capacity, pursuant to an agreement dated April 28, 1996, through July 31, 1996. Thereafter, and for a period of one year, Mr. Minnihan will consult on various financial matters.

(5) Includes $25,735 contributed by the Company to the SERP and $3,000 contributed by the Company for whole life insurance premiums.

(6) Under the Securities and Exchange Commission rules on executive compensation disclosure, no disclosure regarding items included in this column is required for the 1994 fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table sets forth below information with respect to previously granted options which were exercised (if any) or which remain outstanding for the Named Executives.

                                                                                               VALUE OF
                                                                                             UNEXERCISED
                                                                          NUMBER OF          IN-THE MONEY
                                                                     UNEXERCISED OPTIONS       OPTIONS
                                                                        AT FY-END (#)            ($)
                              SHARES ACQUIRED                        -------------------     ------------
                                ON EXERCISE       VALUE REALIZED        EXERCISABLE/         EXERCISABLE/
            NAME                    (#)                ($)              UNEXERCISABLE        UNEXERCISABLE
- ---------------------------------------------------------------------------------------------------------
John K. Minnihan                 0                   0                      8,900(1)              (2)

- ---------------

(1) 100% exercisable. The Options were awarded under the Company's 1982 Incentive Stock Option Plan (the "ISO Plan"). The ISO Plan terminated on March 5, 1992, and no ISOs were granted after that date.

(2) None of the options currently have any value since the exercise price of $11.23 per shares exceeds the fair market value of the underlying shares as of the date of this Proxy Statement.

                           TEN-YEAR OPTION REPRICINGS

The following table discloses the repricing of stock options previously granted to Mr. Seigel. The repricing occurred in March 1996 and is more fully explained in the "Report of the Compensation Committee of the Board of Directors on Executive Compensation".

                                                                                         LENGTH OF
                                                                EXERCISE                  ORIGINAL
                                       NUMBER    MARKET PRICE   PRICE AT                   OPTION
                                         OF      OF STOCK AT     TIME OF               TERM REMAINING
                                      OPTIONS      TIME OF      REPRICING                    AT
                                      REPRICED   REPRICING OR      OR         NEW         DATE OF
                                         OR       AMENDMENT     AMENDMENT   EXERCISE     REPRICING
          NAME               DATE     AMENDED(#)     ($)           ($)      PRICE(2)    OR AMENDMENT
- -----------------------------------------------------------------------------------------------------
Daniel A. Seigel           03-12-96   400,000        6.625         5.50(1)    6.375     44 Months
President & Chief
  Executive Officer

- ---------------

(1) Exercise prices for the options varied depending upon when Mr. Seigel exercised his options as follows:

$5.00/share        for the period       11/15/94 - 11/30/95
$5.50/share        for the period       12/01/95 - 11/30/96
$6.00/share        for the period       12/01/96 - 11/15/97
$6.50/share        for the period       11/16/97 - 11/15/98
$7.00/share        for the period       11/16/98 - 11/15/99

(2) See the "Report of the Compensation Committee of the Board of Directors on Executive Compensation" for further discussion.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") is responsible for administering the executive compensation plans and programs of the Company and for making recommendations to the Board of Directors regarding the compensation and benefits provided to the Chief Executive Officer and the other executive officers. Each member of the Compensation Committee, whose names are set forth below this report, is an independent director of the Company.

COMPENSATION POLICIES

The Company's executive compensation programs are designed to:

1. Motivate executive officers to increase the Company's performance primarily for the benefit of its shareholders but also for the benefit of its customers and other constituencies;

2. Reward executives for superior individual contributions to the achievement of the Company's business objectives; and

3. Align the interests of the Company's executive officers and key employees with the interests of its stockholders through equity based compensation programs.

For the Fiscal Year ended April 30, 1996, the key elements of the compensation program for executive management were base salary, annual cash bonuses and stock option grants. The Compensation Committee reevaluates executive compensation periodically to institute compensation packages which relate in part to overall Company performance and are similar to compensation packages awarded to similar positions in the industry. During fiscal 1996, the Compensation Committee retained an independent executive compensation consulting firm, Towers-Perrin, ("Compensation Consultant") to conduct a study ("Study") to evaluate the competitive position and structure of the Company's executive compensation plans and programs. The Study's findings were presented to the Compensation Committee during fiscal 1996. In accordance with the Study's findings, the Compensation Committee determined that a semi-annual performance bonus program should be instituted for fiscal 1997.

BASE SALARY

Base salary levels generally are determined on the Compensation Committee's assessment and the Study's findings of prevailing levels among similarly sized and situated publicly-held companies. The Compensation Committee also considers other factors, including the Company's financial performance and the depth of the duties and functions of each of the Named Executives and other benefits available to the Named Executives. None of the Names Executives received raises for the 1995 or 1996 fiscal years. The base salary is deemed to have been appropriate by the Compensation Committee in view of the value of stock options previously granted and the prior and expected contributions of the Named Executives to the Company's development.

DISCRETIONARY ANNUAL BONUSES

Discretionary annual bonuses were the only bonus procedure available during fiscal 1996 for the Named Executives. For fiscal 1997, the Company has adopted a semi-annual performance bonus program described below. Discretionary annual bonuses were determined based on the Company's performance during the previous year, focusing particularly on enhancement of shareholder value, growth in earnings and individual performance.

SEMI-ANNUAL PERFORMANCE BONUS PLAN

The Company adopted, effective May 1, 1996, a semi-annual performance bonus plan entitled Management By Objectives ("MBO"). Under the MBO, semi-annual incentives are established for the Named

Executives, all other executives and certain key employees of the Company. The actual award is based on Company performance and individual performance, and may be greater or less than the target semi-annual incentive. If the Company does not meet a threshold level of performance, no awards may be granted. Generally, an individual's target award is calculated by assigning various weights to sales increases, profit growth and individual objectives.

EQUITY BASED PLAN

Stock options provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's stock. Stock options only have value if the stock price appreciates in value from the date the options are granted.

In 1994, the shareholders adopted the Earl Scheib, Inc. 1994 Performance Employee Stock Option Plan (the "1994 Performance Plan"). The 1994 Performance Plan was adopted to better align the interests of the Company's management and employees with those of the shareholders. Options will be granted to key employees who have made and are expected to continue to make valuable contributions to the Company, upon recommendations of management. Options are typically granted at fair market value or higher on the date of grant.

In addition, the shareholders, in 1994, adopted the Earl Scheib, Inc. 1994 Board of Directors Stock Option Plan (the "1994 Directors Option Plan") to provide an equity based incentive to the Company's non-employee directors. The 1994 Directors Option Plan provides that each independent director shall be eligible for an initial grant of options to purchase 10,000 shares of Common Stock at the fair market value on the date of grant and vest over a four year period. In addition, this Proxy Statement, under Proposal 3, is requesting shareholders to approve an amendment to the 1994 Directors Option Plan to further link the interests of the directors with those of the shareholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Pursuant to his employment agreement, Mr. Seigel, the Company's President and Chief Executive Officer, is paid an annual salary of $250,000 and any bonus awarded was within the discretion of the Board of Directors.

Mr. Seigel was granted stock options to purchase up to 400,000 shares of Common Stock in November 1994. All of the options granted were originally granted at exercise prices both below and above the then-current fair market value of the Common Stock and vest over a two year period. It was recommended to the Compensation Committee by the Compensation Consultant and the Company's independent auditors that the Company and Mr. Seigel amend his Stock Option Agreement to "fix" the exercise price of the options granted in order to eliminate the potential of an accounting charge. Mr. Seigel's exercise price was increased from $5.50 per share at the time of the repricing to $6.375 per share. No other provision of Mr. Seigel's Stock Option Agreement was amended. Proposal
(4) provides further information regarding this grant.

During fiscal 1996, Mr. Seigel was awarded a bonus of $120,000 in consideration of the Company's improving financial performance and the repositioning of the organization structure to intensify focus on shop management and customer service.

Mr. Seigel is eligible for a bonus under the Company's MBO program during Fiscal 1997. Mr. Seigel's target award is based solely on the Company's financial performance.

The Compensation Committee intends to adopt compensation programs which emphasize various factors, including but not limited to, increased revenue and earnings, growth in equity and appreciation in stock price, increased efficiency and profit margins and individual performance.

                                          Philip Wm. Colburn, Chairman
                                          Alexander L. Kyman
                                          Robert F. Wilkinson

PERFORMANCE GRAPH

The Performance Graph below compares total cumulative return on the Company's Common Stock, the AMEX Index and the Media General Automotive Parts and Accessories Industry Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                                           MEDIA GENERAL
                                                         AUTOMOTIVE PARTS
        MEASUREMENT PERIOD                                AND ACCESSORIES
      (FISCAL YEAR COVERED)          SCHEIB, EARL INC.    INDUSTRY INDEX        AMEX INDEX
1991                                      100.00              100.00              100.00
1992                                       93.12              148.73              108.85
1993                                       59.75              186.22              113.24
1994                                       40.42              218.41              119.80
1995                                       58.39              211.73              129.66
1996                                       65.68              247.99              158.61

                                 PROPOSAL NO. 2

                      APPROVAL OF AMENDMENT NO. 1 TO 1994
                     PERFORMANCE EMPLOYEE STOCK OPTION PLAN

At the Meeting, the shareholders are being asked to approve an amendment to the 1994 Performance Employee Stock Option Plan (the "1994 Performance Plan") to increase the number of shares reserved for issuance thereunder and to modify provisions relating to acceleration of unvested options in connection with certain change of control transactions. A copy of the proposed amendment is attached to this Proxy Statement as Exhibit A-1.

In June 1996, the Board of Directors adopted Amendment No. 1 to the 1994 Performance Plan to (i) increase the number of shares reserved for issuance from 300,000 to 500,000 shares; and (ii) amend Section 8.3, entitled "Mergers and Consolidations," to reduce the percentage of the Company's outstanding shares necessary to be sold or exchanged before outstanding options "accelerate" and become immediately exercisable, from 80% to 50% of outstanding shares. Under the proposed amendment, if 50% or more of the outstanding shares are sold to or acquired by another corporation or person or persons, including a group, then the exercise of all outstanding options accelerates and they become fully exercisable upon the closing of the sale. By lowering the triggering event from a sale of 80% to a sale of 50% of outstanding shares, the 1994 Performance Plan provisions will more closely parallel "change-of-control" clauses in other company's incentive plans and, the Company believes that a 50% or greater sale or exchange of the Company's shares represents a change of control that should appropriately accelerate vesting.

VOTE REQUIRED

The affirmative vote of a majority of the votes cast at the Meeting will be required to approve Amendment No. 1 to the 1994 Performance Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO THE 1994 PERFORMANCE PLAN AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR SUCH AMENDMENT.

         DESCRIPTION OF THE 1994 PERFORMANCE EMPLOYEE STOCK OPTION PLAN

The principal features of the 1994 Performance Plan, as proposed to be amended, are outlined below. Copies of the 1994 Performance Plan are available upon request to David I. Sunkin Vice President and General Counsel of the Company, addressed to 8737 Wilshire Boulevard, Beverly Hills, California 90211.

GENERAL

The 1994 Performance Plan was adopted by the Board of Directors in June 1994, and approved by the shareholders in August 1994. The 1994 Performance Plan is not qualified under Section 401(a) of the Code (as hereinafter defined) and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

PURPOSE

The purpose of the 1994 Performance Plan is to strengthen the Company by providing to participating employees added incentives for high levels of performance and to encourage stock ownership in the Company. The 1994 Performance Plan seeks to accomplish these goals by providing a means whereby employees of the Company and its subsidiaries may be given an opportunity to purchase, by way of option, Common Stock of the Company. The 1994 Performance Plan is also intended to enable the Company and its subsidiaries to compete effectively for and retain the services of such persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

The Company intends that the options issued under the 1994 Performance Plan shall, in the discretion of the Board, or any committee to which responsibility for administration of all or any part of the 1994 Performance Plan has been delegated, be either incentive stock options ("Incentive Stock Options") as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor thereto, or options which do not qualify as incentive stock options ("Non-Qualified Stock Options").

ADMINISTRATION

The Board has delegated administration of the 1994 Performance Plan to its Compensation Committee ("Committee"). The Committee shall have full power and authority in its discretion to take any and all action required or permitted to be taken under the 1994 Performance Plan, including the selection of participants to whom stock options may be granted, the determination of the number of shares which may be covered by stock options, the purchase price, and other terms and conditions thereof.

SHARES RESERVED

There are currently 300,000 shares of Common Stock, par value $1.00 (500,000 shares, if the proposed amendment is adopted), reserved for issuance upon exercise of options granted under the 1994 Performance Plan. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. If any option granted under the 1994 Performance Plan shall for any reason expire, terminate, be canceled or otherwise be annulled without having been exercised in full, the shares not purchased under such option shall again become available for the 1994 Performance Plan.

ELIGIBILITY

Key employees, as determined by the Committee, including executive officers, are eligible to participate in the 1994 Performance Plan. As of the date hereof, the Company estimates that approximately 80 to 100 employees are eligible to participate. The Company may issue Incentive Stock Options provided that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year (under all Incentive Stock Option plans of the Company) shall not exceed $100,000. Should it be determined that any Incentive Stock Option granted pursuant to the 1994 Performance Plan exceeds such maximum, such Incentive Stock Option shall be considered to be a Non-Qualified Stock Option and not to qualify for treatment as an Incentive Stock Option under Section 422 of the Code to the extent, but only to the extent, of such excess.

OPTION PRICE

The exercise price of each Non-Qualified Stock option shall be determined by the Committee and shall not be less than 100% of the fair market value of the Common Stock subject to the option on the date the option is granted. The exercise price of Incentive Stock Options may not be less than 100% of the fair market value of the Common Stock subject to the option on the date the option is granted; provided, however, that the purchase price of the Common Stock subject to the Incentive Stock Option may not be less than 110% of such fair market value (without regard to any restriction other than a restriction which, by its terms, will never lapse) where the optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. An option shall be exercised by written notice to the Company upon terms and conditions as the optionee's stock option agreement provides and in accordance with such other procedures for the exercise of options as the Board of Directors or Committee may establish from time to time. The purchase price of Common Stock acquired pursuant to an option shall be paid by such method or methods as the Committee may determine and may consist of cash or check payable to the order of the Company, in whole shares of Common Stock of the Company owned by the optionee having a fair market value on the exercise date (determined by the Committee in accordance with any reasonable valuation method) equal to the option price for the shares being purchased. Payments of Common Stock shall be made by delivery of Common Stock certificates properly endorsed for transfer in negotiable form. If other than the optionee, the person or persons exercising the option shall be required to furnish the Company appropriate documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK; REORGANIZATION, MERGER, CONSOLIDATION

If the outstanding shares of the Common Stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Adjustments shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1994 Performance Plan on account of any such adjustment. Upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company where the Company is the surviving corporation and the stockholders immediately prior to such transaction do not own at least 80% of the Company's Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or 50% (assuming the proposed amendment set forth above in this Proxy Statement is adopted) or more of the then outstanding Common Stock to another person, corporation or entity, including any group within the meaning of Regulation 13D promulgated under Section 13(d) of the Securities Exchange Act of 1934 (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the "Transaction"), the 1994 Performance Plan will terminate provided however that (i) any options granted and outstanding prior thereto shall become immediately exercisable in full and
(ii) the termination of the 1994 Performance Plan, and exercise of the any option (to the extent that the holder's right to exercise such option has been accelerated, shall be concurrent with, subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of the option shall be void and such option shall thereafter be exercisable only as permitted by the 1994 Performance Plan and the related option agreement which shall remain in full force and effect.

VESTING

The Committee shall determine vesting periods, if any, for options granted under the 1994 Performance Plan.

EXPIRATION, TERMINATION AND TRANSFER OF OPTIONS

Subject to earlier termination as provided in the 1994 Performance Plan, each Incentive Stock Option granted and all rights or obligations thereunder by its terms shall expire on such date as the Committee may determine as set forth in such stock option agreement, but not later than (i) 5 years from the date of grant in the case of any Incentive Stock Option granted to an optionee who owns (or is deemed to own pursuant to Section 424(d) of the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, and (ii) 10 years from the date of grant in the case of all other Incentive Stock Options. In the case of Non-Qualified Options, the term may not exceed 10 years. For purposes of the 1994 Performance Plan, the date of grant of an option shall be the date on which the Committee takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option. Except in the event of termination of employment due to death, disability or termination for "substantial cause" (as defined below), options will terminate three months after an optionee ceases to be employed by the Company or its subsidiaries unless the options by their terms were scheduled to terminate earlier but only as to such number of shares as to which the option was exercisable on the date of termination. If termination occurs by reason of disability (as defined in the 1994 Performance Plan) such three month period shall be extended to one year. If employment is terminated for "substantial cause," the optionee's right to exercise will terminate at the time notice of termination is given. Termination for "substantial cause" shall include (i) the commission of a criminal act against, or in derogation of the interests of the Company or any of its subsidiaries, (ii) knowingly divulging confidential information, (iii) interference with any major customer, or (iv) any similar action that the Committee may deem sufficiently injurious to the interests of the Company. If an employee dies while in the employ of the Company or within three months after cessation of such employment (except for "substantial cause"), his or her estate or personal representation shall have the right to exercise such option before the date such option would otherwise terminate, but only as to the number of shares as to which such option was exercisable on the date of death. An option by its terms may only be transferred by will or by laws of descent or pursuant to a qualified domestic relations order, and, except as otherwise required pursuant to a qualified domestic relations order, options shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or in the case of disability by his or her court appointed legal representative).

In addition, subsequent to the grant of any option, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part (without reducing the term of such option), notwithstanding the provision in the option stating the time during which the option may be exercised.

TERMINATION AND AMENDMENT OF THE 1994 PERFORMANCE PLAN

The 1994 Performance Plan will terminate in 2004. The 1994 Performance Plan will also terminate upon liquidation, reorganization, merger or consolidation of the Company as discussed above. No options may be granted under the 1994 Performance Plan after it is terminated. No termination, suspension, modification or amendment of the 1994 Performance Plan may, without the consent of the person to whom an option shall theretofore have been granted, adversely affect the rights of such person with respect to such option. No modification, extension, renewal or other change in any option granted under the 1994 Performance Plan shall be made after the grant of such option, unless the same is consistent with the provisions of the 1994 Performance Plan. With the consent of the holder of an option and subject to the terms and conditions of the 1994 Performance Plan, the Committee may amend outstanding stock option agreements with any optionee, including, without limitation, any amendment which would (i) accelerate the time or times at which the option may be exercised and/or (ii) extend the scheduled expiration date of the option.

The 1994 Performance Plan may be amended by the Board of Directors at any time, and from time to time. However, except as otherwise provided in the 1994 Performance Plan, no amendment shall be effective unless approved by the stockholders if the amendment: (a) increases the number of shares reserved for options under the 1994 Performance Plan; (b) materially modifies the requirements as to eligibility for participation in the 1994 Performance Plan; or (c) materially increases the benefits accruing to participants under the 1994 Performance Plan; (d) changes the purchase price for Incentive Stock Options, or
(e) otherwise materially increases the benefits or guarantees under the 1994 Performance Plan.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is only a summary of the principal federal income tax consequences of the options and rights to be granted under the 1994 Performance Plan, and is based on existing federal law (including administration, regulations and rulings) which is subject to change, in some cases retroac-tively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed. Each employee should consult his or her tax advisor with respect to the specific tax consequences of his or her participation in the 1994 Performance Plan.

Generally, under present law, when an option qualifies as an Incentive Stock Option under Section 422 of the Code: (i) an optionee will not realize taxable income either upon the grant or by the exercise of the option, (ii) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (iii) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an Incentive Stock Option or a qualifying disposition of the shares. A disposition by an optionee of Common Stock acquired upon exercise of an Incentive Stock Option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and one year after the transfer of the shares of the optionee. If such Common Stock is disposed of by the optionee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the optionee, in general, will recognize ordinary income equal to the lesser of (i) the aggregate fair market value of the shares, as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute ordinary compensation income. Any gain in addition to the amount reportable as ordinary income on a "disqualifying disposition" generally will be capital gain.

Upon the exercise of an Incentive Stock Option, the difference between the fair market value of Common Stock on the date of exercise and the option price generally is treated as an adjustment to taxable income in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such adjustments (along with tax preference items) form the basis for the alternative minimum tax (presently at the rate of 26% on the first $175,000 of alternative minimum taxable income and 28% on amounts in excess of $175,000 for individuals), which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carry forward credit against regular tax liability in subsequent years.

In the case of stock options which do not qualify as an Incentive Stock Option (Non-Qualified Stock Options), no income generally is recognized by the optionee at the time of the grant of the option. Under present law the optionee generally will recognize ordinary income at the time the Non-Qualified Stock Option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from a Non-Qualified Stock Option will constitute compensation for which withholding may be required under federal and state law.

Subject to special rules applicable when an optionee uses Common Stock of the Company to exercise an option, shares acquired upon exercise of a Non-Qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss.

The Company will generally be entitled to a deduction equal to the ordinary income (i.e., compensation) portion of the gain recognized by the optionee in the case of a "disqualifying disposition" of an Incentive Stock Option or in connection with the exercise of a Non-Qualified Stock Option provided the Company complies with any withholding requirements of federal and state law.

This is only a summary of the effect of the United States federal income taxation. It does not purport to be complete and does not discuss the income tax laws of any municipality, state or other country. Optionees should consult with their own tax advisors regarding the tax consequences arising from the receipt and exercise of Options and the disposition of Common Stock issued upon exercise of Options.

RESTRICTION ON RESALE

Certain directors and officers may be deemed to be "affiliates" as that term is defined under the Securities Act of 1933, as amended (the "Act"). Common Stock acquired under the 1994 Performance Plan by an affiliate may only be reoffered or resold under an effective registration statement, under Rule 144 or under another exemption from the registration requirements of the Act.

                                 PROPOSAL NO. 3

                      APPROVAL OF AMENDMENT NO. 1 TO 1994
                      BOARD OF DIRECTORS STOCK OPTION PLAN

At the Meeting, the shareholders are being asked to approve an amendment to the 1994 Board of Directors Stock Option Plan (the "1994 Directors Option Plan") to
(i) increase the number of shares reserved for issuance under the 1994 Directors Option Plan, (ii) create a new Directors Compensation Committee to administer (as "disinterested administrators") the 1994 Directors Option Plan for the purpose of satisfying certain exemptions presently available under federal securities laws, and to confer on the new Committee broad authority to administer the Plan and determine awards thereunder, (iii) authorize a new type of option award under the Plan which is intended to encourage additional equity ownership of the Company by non-employee members of its Board of Directors, and
(iv) approve changes, as in the case of the 1994 Performance Plan, described in Proposal No. 2 of this Proxy Statement, accelerating unvested options on a sale or exchange of 50% or more of the Company's shares rather than 80%. A copy of the proposed amendment is attached to this Proxy Statement as Exhibit A-2.

In June 1996, the Board of Directors adopted Amendment No. 1 to the 1994 Directors Option Plan to:

        (i) Increase the number of shares reserved for issuance from 100,000 to 150,000 shares;

        (ii) Satisfy the provisions of certain existing federal securities laws exemptions, through the creation of a new committee of "disinterested administrators" of the Board of Directors, called the Directors Compensation Committee. The new Directors Compensation Committee will comprise two members of the Board of Directors who are not outside directors, and who, during the one year period prior to their service on the committee, and during their service on the committee, were (and are) not granted options or other equity awards under any plan of the Company. The new Directors Compensation Committee would have authority only with respect to the 1994 Directors Option Plan and the current Compensation Committee would continue to administer the 1994 Performance Plan and other Company compensation matters as at present. The new Directors Compensation Committee would have wide discretion to determine option grants and the other terms of awards under the 1994 Directors Plan, similarly to the discretion currently given to the Compensation Committee in administering the 1994 Performance Plan;

        (iii) Authorize the Directors Compensation Committee to utilize a new compensation tool to encourage the Company's outside directors to acquire an equity stake in the Company by linking option grants to the director's open market purchases of Company shares. Under the proposed provision, outside directors would be eligible for option grants equal to four times their open market purchases of the Company's Common Stock (once their open market purchase or series of purchases attain a total of 2,500 shares) for a maximum grant of 10,000 shares. Grants would be made three business days after the open market purchase (or, in the case of a series of purchases aggregating 2,500 shares, on the third business day following the last purchase date in the series) at 100% of market price on the grant date. To be eligible, an independent director would first have to obtain the Company's approval of his planned open market purchase or purchases. The options would vest 50% one year after the date of grant and 100% two years after the date of grant; and

        (iv) Amend Section 7.3 entitled "Mergers and Consolidation" to reduce the percentage of the Company's outstanding shares necessary to be sold or exchanged before outstanding options "accelerate" and become immediately exercisable, from 80% to 50% of outstanding shares. Under the proposed amendment, which is identical to the proposed amendment of the 1994 Performance Plan discussed above in this Proxy Statement, if 50% or more of the Company's outstanding shares are sold to or acquired by another corporation or person or persons, including a group, then the exercise of all outstanding options accelerates and they become fully exercisable upon the closing of the sale. Reference is made to Proposal No. 2, above, for additional discussion of this proposed amendment.

VOTE REQUIRED

The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the amendments of the 1994 Directors Option Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO THE 1994 DIRECTORS OPTION PLAN AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR SUCH AMENDMENT.

          DESCRIPTION OF THE 1994 BOARD OF DIRECTORS STOCK OPTION PLAN

The principal features of the 1994 Directors Option Plan, as proposed to be amended, are outlined below. Copies of the 1994 Directors Option Plan are available upon request to David I. Sunkin Vice President and General Counsel of the Company, addressed to 8737 Wilshire Boulevard, Beverly Hills, California 90211.

GENERAL

The 1994 Directors Option Plan was adopted by the Board of Directors in June 1994, and approved by the shareholders in August 1994. The 1994 Directors Option Plan is not qualified under Section 401(a) of the Code (as hereinafter defined) and is not subject to any provisions of ERISA.

PURPOSE

The purpose of the 1994 Directors Option Plan is to strengthen the Company by providing to non-employee directors ("Independent Directors") added incentives for high levels of performance and to encourage stock ownership in the Company by its Independent Directors. The 1994 Directors Option Plan seeks to accomplish these goals by providing a means whereby such Independent Directors may be given an opportunity to purchase, by way of option, Common Stock of the Company. The 1994 Directors Option Plan is also intended to enable the Company and its subsidiaries to compete effectively for and retain the services of such persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

The Company intends that the options issued under the 1994 Directors Option Plan shall be non-qualified options which do not qualify as incentive stock options as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor thereto ("Non-Qualified Stock Options").

ADMINISTRATION

The Board has delegated administration of the 1994 Directors Option Plan to the Directors Compensation Committee (the "Committee") (subject to approval by the stockholders of Amendment No. 1 to the 1994 Directors Option Plan proposed in this Proposal No. 3). The Committee shall have full power and authority in its discretion to take any and all action required or permitted to be taken under the 1994 Directors Option Plan.

SHARES RESERVED

There are currently 100,000 shares of Common Stock (150,000 shares in the event the amendment proposed in this Proposal No. 3 is approved by the stockholders), reserved for issuance upon exercise of options granted under the 1994 Directors Option Plan. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. If any option granted under the 1994 Directors Option Plan shall for any reason expire, terminate, be canceled or otherwise be annulled without having been exercised in full, the shares not purchased under such option shall again become available for the 1994 Directors Option Plan.

ELIGIBILITY

Only Independent Directors are eligible to participate in the 1994 Directors Option Plan. As of the date hereof, there are four Independent Directors who are eligible to participate. A total of five options to purchase 50,000 shares of Common Stock at exercise prices ranging from $4.50 per share to $6.563 per share have been previously granted under the 1994 Directors Option Plan since its inception.

OPTION PRICE

The exercise price of each option granted under the 1994 Directors Option Plan shall equal 100% of the fair market value of the Common Stock subject to the option on the date the option is granted. An option shall be exercised by written notice to the Company upon terms and conditions as the optionee's stock option agreement provides and in accordance with such other procedures for the exercise of options as the Board of Directors or Committee may establish from time to time. The purchase price of Common Stock acquired pursuant to an option shall be paid by such method or methods as the Committee may determine and may consist of cash or check payable to the order of the Company, in whole shares of Common Stock of the Company owned by the optionee having a fair market value on the exercise date (determined by the Committee in accordance with any reasonable valuation method) equal to the option price for the shares being purchased. Payments of Common Stock shall be made by delivery of Common Stock certificates properly endorsed for transfer in negotiable form. If other than the optionee, the person or persons exercising the option shall be required to furnish the Company appropriate documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK; REORGANIZATION, MERGER, CONSOLIDATION

If the outstanding shares of the Common Stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Adjustments shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1994 Directors Option Plan on account of any such adjustment. Upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company where the Company is the surviving corporation and the stockholders immediately prior to such transaction do not own at least 80% of the Company's Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or 50% (giving effect to the amendment proposed in this Proposal No. 3) of the then outstanding Common Stock to another person, corporation or entity, including any group within the meaning of Regulation 13D promulgated under the Section 13(d) of the Securities and Exchange Act of 1934 (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the "Transaction"), the 1994 Directors Option Plan will terminate, provided however that (i) any options granted and outstanding prior thereto shall become immediately exercisable in full and (ii) the termination of the 1994 Directors Option Plan, and exercise of any Option (to the extent that the holder's right to exercise such Option has been accelerated), shall be concurrent with, subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of the Option shall be void and such Option shall thereafter be exercisable only as permitted by the 1994 Directors Option Plan and the option agreement with respect thereto which shall remain in full force and effect.

VESTING

The Committee shall have authority to determine the vesting period, if any, for options granted under the 1994 Directors Option Plan. Subject to the foregoing, options granted to new Independent Directors upon joining the Board of Directors vest 50% two years after the date of grant, 75% three years after the date of grant, and 100% four years after the date of grant; and (subject to approval of Proposal No. 3 by stockholders) options granted to Independent Directors in connection with qualified open market purchases, vest 50% one year after the date of grant and 100% two years after the date of grant.

EXPIRATION, TERMINATION AND TRANSFER OF OPTIONS

Subject to earlier termination as provided in the 1994 Directors Option Plan, each Non-Qualified Stock Option will terminate in 10 years. For purposes of the 1994 Directors Option Plan, the date of grant of an option shall be the date on which the Committee takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option. Except in the event of termination of the optionee's position due to death, disability or termination for "substantial cause" (as defined below), options will terminate three months after an optionee ceases to be an Independent Director unless the options by their terms were scheduled to terminate earlier but only as to such number of shares as to which the option was exercisable on the date of termination. If termination occurs by reason of disability (as defined in the 1994 Directors Option Plan) such three month period shall be extended to one year. If the optionee is terminated for "substantial cause," the optionee's right to exercise will terminate at the time notice of termination is given. Termination for "substantial cause" shall include (i) the commission of a criminal act against, or in derogation of the interests of the Company or any of its subsidiaries, (ii) knowingly divulging confidential information, (iii) interference with any major customer, or (iv) any similar action that the Committee may deem sufficiently injurious to the interests of the Company. If the Independent Director dies while in the employ of the Company or within three months after cessation of such position (except for "substantial cause"), his or her estate or personal representation shall have the right to exercise such option before the date such option would otherwise terminate, but only as to the number of shares as to which such option was exercisable on the date of death. An option by its terms may only be transferred by will or by laws of descent or pursuant to a qualified domestic relations order, and, except as otherwise required pursuant to a qualified domestic relations order, options shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or in the case of disability by his or her court appointed legal representative).

TERMINATION AND AMENDMENT OF THE 1994 DIRECTORS OPTION PLAN

The 1994 Directors Option Plan will terminate in 2004. The 1994 Directors Option Plan will also terminate upon liquidation, reorganization, merger or consolidation of the Company as discussed above. No options may be granted under the 1994 Directors Option Plan after it is terminated. No termination, suspension, modification or amendment of the 1994 Directors Option Plan may, without the consent of the person to whom an option shall theretofore have been granted, adversely affect the rights of such person with respect to such option. No modification, extension, renewal or other change in any option granted under the 1994 Directors Option Plan shall be made after the grant of such option, unless the same is consistent with the provisions of the 1994 Directors Option Plan.

The 1994 Directors Option Plan may be amended by the Board of Directors at any time, and from time to time. However, the provisions of the 1994 Directors Option Plan may not be amended more than once every 6 months, other than to comport with changes in the Code, ERISA or the rules thereunder. Furthermore, except as otherwise provided in the 1994 Directors Option Plan, no amendment shall be effective unless approved by stockholders if the amendment: (a) increases the total number of shares reserved for options under the 1994 Directors Option Plan; (b) materially modifies the requirements as to eligibility for participation in the 1994 Directors Option Plan; or (c) materially increases the benefits accruing to participants under the 1994 Directors Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is only a summary of the principal federal income tax consequences of the options and rights to be granted under the 1994 Directors Option Plan, and is based on existing federal law (including administration, regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed. Each Independent Director should consult his tax advisor with respect to the specific tax consequences of his participation in the 1994 Directors Option Plan.

Generally, under present law, in the case of non-qualified stock options, as granted pursuant to the 1994 Directors Option Plan (a "Non-Qualified Stock Option") no income is recognized by the optionee at the time of the grant of the option. Under present law the optionee generally will recognize ordinary income at the time a Non-Qualified Stock Option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from a Non-Qualified Stock Option will constitute compensation for which withholding may be required under federal and state law.

Subject to special rules applicable when an optionee uses Common Stock of the Company to exercise an option, shares acquired upon exercise of a Non-Qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss.

The Company will generally be entitled to a deduction equal to the ordinary income (i.e., compensation) portion of the gain recognized by the optionee in the case of the exercise of a Non-Qualified Stock Option provided the Company complies with any withholding requirements of federal and state law.

RESTRICTION ON RESALE

Certain directors may be deemed to be "affiliates" as that term is defined under the Securities Act of 1933, as amended (the "Act"). Common Stock acquired under the 1994 Directors Option Plan by an affiliate may only be reoffered or resold under an effective registration statement, under Rule 144 or under another exemption from the registration requirements of the Act.

                                 PROPOSAL NO. 4

               APPROVAL OF NON-QUALIFIED STOCK OPTIONS GRANTED TO
                           CERTAIN SENIOR EXECUTIVES

At the Meeting, the shareholders are being asked to approve the grant by the Board of Directors of non-qualified stock options to three senior officers of the Company in order to induce each of them to continue in the service of the Company and to afford them the opportunity to purchase shares of Common Stock.

The Company, pursuant to authorization by the Board of Directors, has granted to Daniel A. Seigel, President and Chief Executive Officer and a director of the Company, a non-qualified option, pursuant to a Stock Option Agreement dated as of November 15, 1994, between the Company and Mr. Seigel, to purchase up to 400,000 shares of the Company's Common Stock. Mr. Seigel's option became vested and exercisable, subject to shareholder approval, with respect to (i) 200,000 shares on the first anniversary of the date of grant, (ii) an additional 50,000 shares on February 15, 1996, and (iii) an additional 50,000 shares on May 15, 1996. An additional 50,000 shares vest and become exercisable, subject to shareholder approval, on August 15, 1996 and the last 50,000 shares become vested and exercisable on November 1, 1996. For information concerning the exercise price of Mr. Seigel's option reference is made to page 6 of this Proxy Statement under the heading, "Ten-Year Option Repricings" and the associated text. The Company, pursuant to authorization by the Board of Directors, has granted to Christian Bement, Executive Vice President of the Company, a non-qualified option, pursuant to a Stock Option Agreement dated as of January 10, 1995, between the Company and Mr. Bement, to purchase up to 200,000 shares of the Company's Common Stock. Mr. Bement's option became vested and exercisable, subject to shareholder approval, with respect to the first 100,000 shares, at an exercise price equal to $5.50 per share on the first anniversary of the date of grant; and the balance of 100,000 shares covered by Mr. Bement's option vest and become exercisable, at an exercise price of $9.00 per share, in four equal quarterly installments during the second year of the option and ending on the second anniversary of the date of grant (subject to special vesting in the event of death, disability or termination of employment other then for "cause"). The Company, pursuant to authorization by the Board of Directors, has granted to David I. Sunkin, Vice President and General Counsel of the Company, an option under the 1994 Performance Employee Stock Option Plan, pursuant to a Stock Option Agreement dated as of November 27, 1995, between the Company and Mr. Sunkin, to purchase up to 20,000 shares of the Company's Common Stock. The purchase price of the shares covered by the Option is $5.25 per share, and the option vests and becomes exercisable with respect to 25% of the shares covered thereby on the first anniversary of the date of grant, with respect to 50% of such shares on the second anniversary, with respect to 75% of such shares on the third anniversary, and with respect to 100% of such shares on the fourth anniversary. Vesting of Mr. Sunkin's options are subject to acceleration under certain circumstances related to Mr. Sunkin's cessation of employment with the Company. In each case, options are exercisable for cash which may be paid in by certified or cashier's check or by transfer to the Company of shares of previously issued Common Stock valued for this purpose at their fair market value at the date of such transfer.

The Options granted to Messrs. Seigel, Bement and Sunkin (the "Senior Executives") are not exercisable prior to shareholder approval and authorization for listing by the American Stock Exchange of the shares issuable upon exercise of the option. Subject to such conditions, the options may be exercised, in whole or in part, at any time and from time, for a period of five years from date of grant, in the case of Messrs. Seigel and Bement, and ten years, in the case of Mr. Sunkin, subject to earlier termination upon termination of such Senior Executive's employment with the Company or death or disability.

No taxable income is realized by a Senior Executive upon the grant of the option. The options are non-qualified options and are not "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under present law, the Senior Executives generally will recognize ordinary income at the time the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from a non-qualified stock option will constitute compensation for which withholding may be required under federal and state law.

Subject to special rules applicable when an optionee uses Common Stock of the Company to exercise an option, shares acquired upon exercise of a non-qualified stock option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date.

Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss.

VOTE REQUIRED

The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the foregoing grants of non-qualified options to the Senior Executives.

RECOMMENDATION

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE GRANTING OF THE NON-QUALIFIED STOCK OPTIONS TO MESSRS. SEIGEL, BEMENT AND SUNKIN AND RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE GRANT OF SUCH OPTIONS.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ended April 30, 1996, subject to ratification of this appointment by the shareholders of the Company. Deloitte & Touche LLP is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect in the Company or any of its subsidiaries in any capacity.

One or more representatives of Deloitte & Touche LLP will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock of the Company voting in person or by proxy at the Meeting. If the Shareholders should not ratify the appointment of Deloitte & Touche LLP, the Board of Directors will reconsider the appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1996 FISCAL YEAR. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHARE OWNERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

CERTAIN TRANSCATIONS WITH RELATED PARTIES

The Estate of Earl A. Scheib (the "Estate"), was the owner, as of May 15, 1996, of 1,099,684 shares (the "Shares") of the Common Stock of the Company. Mr. Donald R. Scheib, Chairman of the Board of Directors of the Company, is one of two successor co-executors of the Estate. On February 16, 1995, the Estate obtained a loan of $3,000,000 from a bank pursuant to a Credit Agreement (the "Credit Agreement"). As of April 30, 1996, the principal amount due under the Credit Agreement was approximately $2,250,000.

The Company currently receives $15,000 from the Estate during each quarter that the loan is outstanding under the Credit Agreement and the Estate has agreed to reimburse the Company for amounts spent, if any, by the Company pursuant to a Put Agreement, described below. In addition, the Estate has granted the Company a lien on a parcel of real property owned by the Estate, which is currently the subject of a purchase arrangement, to secure any payments due the Company by the Estate. Generally, pursuant to a Put, Call and Registration Rights Agreements (the "Put Agreement") the bank has the right to "put" the loan to the Company upon certain terms and conditions, including a default by the Estate, and the Company has the right to "call" the loan from the bank on certain terms and conditions.

The Credit Agreements is secured by a pledge of the Shares such that if the Company acquires the loan it also acquires the Shares as security for repayment of amounts owing under the Credit Agreement. In the event of a default under the stock pledge, a change in control of the Company could result.

SECTION 16(A) REPORTING DELINQUENCIES

Under federal securities laws and rules of the Securities and Exchange Commission, directors and executive officers of the Company, as well as persons holding more than 10% of the Company's outstanding shares of Common Stock, are required to file reports showing their initial ownership of the Company's Common Stock and any subsequent changes in that ownership with the Securities and Exchange Commission and the American Stock Exchange by certain specified due dates. Based solely on the Company's review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed, during fiscal 1996, all such reports that were required were filed on a timely basis.

CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

The Company, effective March 5, 1996, dismissed BDO Seidman, independent auditors, as its principal independent accountant. The dismissal was recommended by the Audit Committee of the Board of Directors.

BDO Seidman's report on the Company's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and BDO Seidman of the types described in Item 304(a)(1) (iv) of Regulation S-K. The Company has complied with Item 304(a)(3) of Regulation S-K.

Effective March 6, 1996, following the recommendation of the Audit Committee, the Company engaged Deloitte & Touche LLP, independent public accountants, as its new principal independent accountant to audit the Company's financial statements. The Company did not consult Deloitte & Touche LLP during its two most recent fiscal years with regard to any of the matters described in Item 304(a)(2) of Regulation S-K.

SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

Shareholders of record who wish to have their proposals considered for inclusion in the company's Proxy Statement for the 1997 Annual Meeting of Shareholders should deliver such proposals in writing to the Company, addressed as follows:
Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211,
Attention: David I. Sunkin, Vice President and General Counsel. Such proposals must be received by the Company at the foregoing address no latter than March 26, 1997 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

OTHER BUSINESS

The Board of Directors is not aware of any matter which may properly be presented for action at the Meeting other than the matters set forth herein, but, should any other matter requiring a vote of the shareholders arise, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy, in the interests of the Company.

PROXIES AND SOLICITATIONS

Proxies for the Meeting are being solicited by mail directly and through brokerage and bank institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the company personally, by telephone, or by telegraph. The Company does not expect to pay an fees or compensation for the solicitation of proxies but may reimburse brokers and other persons who hold stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

AVAILABILITY OF FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1996, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, will be furnished to shareholders upon written request without charge. A copy may be requested by writing to David I. Sunkin, Vice President and General Counsel, Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211.

                                          By order of the Board of Directors

                                                /s/ YVONNE E. BEATTIE
                                          ------------------------------------
                                                    Yvonne E. Beattie
                                                   Assistant Secretary

Beverly Hills, California
July 26, 1996

                                  EXHIBIT A-1

                                AMENDMENT NO. 1
                                       TO
                             THE EARL SCHEIB, INC.
                  1994 PERFORMANCE EMPLOYEE STOCK OPTION PLAN

The Plan is hereby amended as follows:

(a) Section 3.1 (Number of Shares Available) is amended to read as follows:

     "Section 3.1 Number of Shares Available. The total number of shares of Common Stock which are available for granting Options hereunder shall be five hundred thousand (500,000) (subject to adjustment as provided below in Section 3.3 and in Article VIII hereof)."

(b) Section 8.3 (Mergers and Consolidations), the first paragraph of such

Section 8.3, is amended to read as follows:

     "Section 8.3 Mergers and Consolidations. Notwithstanding the other Sections of this Article VIII, upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own at least eighty percent (80%) or more of the Company's Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or the sale or exchange of fifty percent (50%) or more of the then outstanding shares of Common Stock of the Company to another person, corporation or entity, including any group within the meaning of Regulation 13D promulgated under Section 13(d) of the Securities Exchange Act of 1934 (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the "Transaction"), the Plan shall terminate; provided however, that

        (i) any Option theretofore granted and outstanding under the Plan shall become immediately exercisable in full;

        (ii) the termination of the Plan, and any exercise of any Option (to the extent that the holder's right to exercise such Option has been accelerated by the operation of Section 8.3(i)), shall be concurrent with, subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of the Option shall be void and such Option shall thereafter be exercisable only as permitted by the Plan and the Option Agreement, which shall remain in full force and effect."

Except as amended hereby, the Plan and each provision thereof remains in full force and effect. Capitalized terms used herein shall have the same meaning as defined in the Plan.

                                    * * * *

                                      A-1-1

                                  EXHIBIT A-2

                                AMENDMENT NO. 1
                                       TO
                             THE EARL SCHEIB, INC.
                   1994 BOARD OF DIRECTORS STOCK OPTION PLAN

The Plan is hereby amended as follows:

(a) Section 2.3 (Committee) is amended to read as follows:

     "2.3 Committee shall mean Directors Compensation Committee of the Board as determined by resolution of the Board."

(b) Section 3.1 (Number of Shares Available) is amended to read as follows:

     "3.1 Number of Shares Available. The total number of shares of Common Stock which are available for granting Options hereunder shall be one hundred fifty thousand (150,000) (subject to adjustment as provided below in Section 3.3 and in Article VII hereof)."

(c) Article IV (Administration) is amended by the addition of a new Section 4.5 thereto which shall read as follows:

     "4.5 Determinations to be Made by the Committee. Notwithstanding any other provision of this Plan to the contrary, the Committee shall have the authority to determine: (i) the Grantees; (ii) the number of shares of Common Stock subject to an Option; (iii) the date or dates upon which an Option may be exercised or is granted; (iv) the manner in which an Option may be exercised; (v) such other terms to which an Option is subject (including the manner in which it vests); and (vi) the form of any Option Agreements."

(d) Section 6.1 (Number of Shares and Purchase Price; Formula) is amended to read as follows:

     "6.1 Number of Shares and Purchase Price; Formula.

        (a) Each Independent Director shall receive Options to purchase ten thousand (10,000) shares of Common Stock on the date this Plan is approved by a majority of the board of directors. In addition each person who becomes a director of the Company after such date and who is an Independent Director shall be eligible to participate in the Plan and shall automatically receive, on the date such person is elected to the Board an Option to purchase 10,000 shares of Common Stock.

        (b) In addition to the Option grant described in paragraph (a), above, provided an Independent Director shall have made a Qualifying Purchase (as such term is defined in paragraph (c) of this Section 6.1) then on the third business day following the date of such Qualifying Purchase, such Independent Director shall automatically be granted an Option to purchase that number of shares of Common Stock equal to four times the number of shares purchased by such Independent Director in such Qualifying Purchase, up to a maximum Option to purchase equal to 10,000 shares of Common Stock.

        (c) For purposes of this Section 6.1, a Qualifying Purchase shall mean the purchase by an Independent Director for his or her own account in the open market of 2,500 shares or more of Common Stock; provided that prior to any such purchase the Independent Director shall have notified the Company's General Counsel of his or her intent to effect a Qualifying Purchase and received such General Counsel's approval thereof. Such approval may be conditioned upon the General Counsel's receipt of satisfactory advice from the Company's outside counsel to the effect that such Qualifying Purchase is permissible under applicable law. A Qualifying Purchase shall be deemed to include a series of open market purchases made during the course of two or more trading days, so long as such purchases are approved as aforesaid and provided that the date of grant for purposes of

                                      A-2-1

            Section 6.1(b) and 6.1(c) shall be deemed the third business day following the final trading day in which such series of purchases is completed.

        (d) The price per share at which shares may be purchased pursuant to any Option granted under the Plan shall be the Fair Market Value on the date the Option is granted. The provisions of this Section 6.1 shall not be amended more than once every six months, other than to comport to changes in the Code and ERISA, or the rules thereunder.

        (e) The foregoing provisions of this Section 6.1 shall be subject to the authority conferred on the Committee in Section 4.5, including, without limitation, the authority to vary such provisions and make such additional grants as the Committee in its discretion may determine."

(e) Section 6.3 (Maximum Term; Date of Exercise) is amended to read as follows:

     "6.3 Maximum Term; Date of Exercise. Each Option Agreement shall be for a period of ten years. Subject to the authority conferred on the Committee in Section 4.5, the Options shall vest as follows:

        (i) with respect to Options granted pursuant to Section 6.1(a),

           -- 50% two years after the date of grant

           -- 75% three years after the date of grant

           -- 100% four years after the date of grant

        (ii) with respect to Options granted pursuant to Section 6.1(b),

           -- 50% one year after the date of grant

           -- 100% two years after the date of grant"

(f) Section 7.3 (Mergers and Consolidations) is amended to read as follows:

     "7.3 Mergers and Consolidations. Notwithstanding the other Sections of this
          Article VII, upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own at least eighty percent (80%) or more of the Company's Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or the sale or exchange of fifty percent (50%) or more of the then outstanding shares of Common Stock of the Company to another person, corporation or entity, including any group within the meaning of Regulation 13D promulgated under Section 13(d) of the Securities Exchange Act of 1934 (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the "Transaction"), the Plan shall terminate; provided however, that

        (i) any Options theretofore granted and outstanding under the Plan shall become immediately exercisable in full;

        (ii) the termination of the Plan, and any exercise of any Option (to the extent that the holder's right to exercise such Option has been accelerated by the operation of Section 7.3(i)), shall be concurrent with, subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of the Option shall be void and such Option shall thereafter be exercisable only as permitted by the Plan and the Option Agreement, which shall remain in full force and effect."

                                      A-2-2

Except as amended hereby, the Plan and each provision thereof remains in full force and effect. Capitalized terms used herein shall have the same meaning as defined in the Plan.

                                   *  *  *  *

                                      A-2-3

PROXY                          EARL SCHEIB, INC.

    Solicited on behalf of the Board of Directors of EARL SCHEIB, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on August 23, 1996, at 9:30 A.M., at The Hotel Nikko, 465 S. La Cienega Boulevard, Los Angeles, California.

    The undersigned hereby appoints Yvonne E. Beattie and John K. Minnihan, or either one of them, as proxies, with full power of substitution, to vote all shares of Common Stock of the Company held of record by the undersigned on June 26, 1996 at the Meeting or at any adjournments thereof, on the proposals set forth below and in their discretion upon such other business as may properly come before the Meeting.

    The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and TO APPROVE Proposals 2, 3, 4 and 5.

1. ELECTION OF DIRECTORS

/ / FOR all nominees listed below            / / WITHHOLD AUTHORITY to vote
  (except as marked to the contrary below)       for all nominees listed below.


       Philip Wm. Colburn   Alexander L. Kyman  Donald R. Scheib  Daniel A.
                 Seigel  Robert L. Spencer  Robert F. Wilkinson

(INSTRUCTION: To withhold authority for any individual write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

2. Approve amendments to the 1994 Performance Employee Stock Option Plan.
                                       / / FOR      / / AGAINST      / / ABSTAIN

3. Approve amendments to the 1994 Board of Directors Stock Option Plan.
                                       / / FOR      / / AGAINST      / / ABSTAIN

4. Approve stock option grants to certain senior executives.
                                       / / FOR      / / AGAINST      / / ABSTAIN

5. Ratification of the selection of Deloitte & Touche, LLP, as the Company's independent auditors for the fiscal year ended April 30, 1996.

                                       / / FOR      / / AGAINST      / / ABSTAIN

                     (Please sign and date on reverse side)

                    (Continued from the front side of card)

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Proxy Statement dated July 26, 1996 is acknowledged.

    Please mark, sign, date and return this Proxy in the accompanying prepaid envelope.

                                                       Date:              , 1996
                                                            --------------


                                                       -------------------------
                                                                     (Signature)

                                                       -------------------------
                                                                     (Signature)

                                                       Please sign exactly as
                                                       your name appears hereon.
                                                       When signing as attorney,
                                                       executor, administrator,
                                                       trustee, guardian or
                                                       corporate officer, please
                                                       include full title.